                                                                      EXHIBIT 24


                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------

          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.

                                               /s/ Jerry D. Campbell
                                               ---------------------

                                               Jerry D. Campbell

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                             /s/ George J. Butvilas
                                             ----------------------

                                             George J. Butvilas

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                /s/ Mary P. Cauley
                                                ------------------

                                                Mary P. Cauley

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                             /s/ Dana M. Cluckey
                                             -------------------

                                             Dana M. Cluckey

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                              /s/ Steven Coleman
                                              ------------------

                                              Steven Coleman

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                  /s/ Richard J. Cramer
                                                  ---------------------

                                                  Richard J. Cramer

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------

          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                              /s/ George A. Eastman, DDS
                                              --------------------------

                                              George A. Eastman, DDS

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                 /s/ Howard J. Hulsman
                                                 ---------------------

                                                 Howard J. Hulsman

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.

                                                  /s/ Gary Hurand
                                                  ---------------

                                                  Gary Hurand

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             --------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                   /s/ Dennis J. Ibold
                                                   -------------------
                                                   Dennis J. Ibold

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                   /s/ Stanley A. Jacobson
                                                   -----------------------

                                                   Stanley A. Jacobson

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                     /s/ John J. Lennon
                                                     ------------------

                                                     John J. Lennon

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                  /s/ Sam H. McGoun
                                                  -----------------

                                                  Sam H. McGoun

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                                     /s/ Kelly E. Miller
                                                     -------------------

                                                     Kelly E. Miller

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                            /s/ Joe D. Pentecost
                                            --------------------
                                            Joe D. Pentecost

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                            /s/ Randolph P. Piper
                                            ----------------------
                                            Randolph P. Piper

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                            /s/ Isaac J. Powell, MD
                                            ------------------------
                                            Isaac J. Powell, MD

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                            /s/ B. Thomas M. Smith, Jr.
                                            ----------------------------
                                            B. Thomas M. Smith, Jr.

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                            /s/ Jeoffrey K. Stross, MD
                                            ---------------------------
                                            Jeoffrey K. Stross, MD

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                            /s/ Peter Van Pelt
                                            ------------------
                                            Peter Van Pelt

                         POWER OF ATTORNEY TO EXECUTE
                      SECURITIES AND EXCHANGE COMMISSION
                        FORM 10K ANNUAL REPORT FOR YEAR
                          ENDED DECEMBER 31, 2000 FOR
                             REPUBLIC BANCORP INC.
                             ---------------------


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2000 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2000 Annual Report to the shareholders of the Company and other interested parties.

          IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 15th day of February, 2001.


                                            /s/ Steven E. Zack
                                            -------------------
                                            Steven E. Zack